UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

On January 21, 2025, Complete Solaria, Inc. (the “Company”) issued a press release announcing selected preliminary unaudited financial results for its fourth fiscal quarter and 2024 fiscal year (the preliminary unaudited financial results contained in such press release, the “Preliminary Unaudited Results”).

The full text of the press release for the Preliminary Unaudited Results is furnished as Exhibit 99.1 hereto and incorporated herein by reference (including, for the avoidance of doubt, the sections in the press release titled “Forward Looking Statements” and “Non-GAAP Financial Measures”).

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

The information furnished on Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Preliminary and Unaudited Financial Results

The Preliminary Unaudited Results are preliminary and subject to our quarter and year-end accounting procedures and external audit by our independent registered accounting firm. As a result, the Preliminary Unaudited Results may change in connection with the finalization of our closing and reporting processes and financial statements for Q4’24 and fiscal 2024 and may not represent the actual financial results for such quarter and full year. In addition, the Preliminary Unaudited Results are not a comprehensive statement of our financial results for Q4’24 or the 2024 fiscal year, should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of our results for any future period.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated January 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.
Dated: January 21, 2025
	By:	/s/ Daniel Foley
Daniel Foley
Chief Financial Officer

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